EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

Date of Event Requiring Statement: November 1, 2012

Issuer Name and Ticker or Trading Symbol:   XCO

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By: Oaktree Value Opportunities Fund GP, L.P.,
Its: General Partner

By: Oaktree Value Opportunities Fund GP Ltd.,
Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE VALUE OPPORTUNITIES FUND GP, L.P.

By: Oaktree Value Opportunities Fund GP Ltd., Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.

OAKTREE FUND GP I, L.P.

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC Its: Managing Member

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Title:	Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.